                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

        Filed by the Registrant |X|

        Filed by a Party other than the Registrant

        Check the appropriate box:
        | |   Preliminary Proxy Statement
        | |   Confidential, for Use of the Commission Only
                 (as permitted by Rule 14a-6(e)(2))

        |X|   Definitive Proxy Statement
        | |   Definitive Additional Materials
        | |   Soliciting Material Pursuant to Section 240.14a-11(c) or
                Section 240.14a-12

                            GEORGIA BANCSHARES, INC.

-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        |X|   No fee required.

        | | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)      Total fee paid:
--------------------------------------------------------------------------------

         | |      Fee paid previously with preliminary materials.

         | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

         (3)      Filing Party:

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         (4)      Date Filed:

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



PROXY                         GEORGIA BANCSHARES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder hereby appoints James L. Armstrong, Jr. and Thomas M. Carnes, each or any one of them, with full power of substitution, as Proxies to represent and to vote, as designated below, all the shares of common stock of Georgia Bancshares, Inc. (the "Company"), held of record by the undersigned on April 21, 1998, at the Annual Meeting of the Shareholders (the "Annual Meeting") to be held on May 21, 1998, or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PROPOSAL 1.  ELECTION OF DIRECTORS TO SERVE THREE-YEAR TERMS.

Nominees:    Eugene L. Argo and Ted A. Murphy

Check | | For all Nominees listed above     | | Withhold Authority to vote for
One      (except as marked to the contrary      all Nominees listed above
Box          below)


Instructions: To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below:


                       _________________________________

PROPOSAL 2. TO APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE PAR VALUE PER SHARE OF THE COMPANY'S COMMON STOCK FROM $4.00 PER SHARE TO $1.60 PER SHARE

              | |  For          | | Against               | | Abstain




PROPOSAL 3. TO RATIFY THE SELECTION OF PORTER KEADLE MOORE, LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY

               | | For          | | Against               | | Abstain




     In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting.

     This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. Unless otherwise specified, this Proxy will be voted for all the Nominees proposed by the Board of Directors and for the ratification of the selection of independent certified public accountants and in the discretion of the persons named as Proxies on all other matters which may properly come before the Annual Meeting or any adjournments thereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SHARES:____________________                DATED:_____________________,1998


___________________________
Signature

___________________________
Signature if held jointly
              PLEASE MARK, SIGN ABOVE, DATE, AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

                            GEORGIA BANCSHARES, INC.
                          the bank holding company for
                            Community Bank of Georgia
                           3333 Lawrenceville Highway
                              Tucker, Georgia 30084
                                 (770) 491-3333



                    NOTICE OF ANNUAL  MEETING OF  SHAREHOLDERS
                             To Be Held May 21, 1998



To:  The Shareholders of Georgia Bancshares, Inc.:

     The Annual Meeting of Shareholders (the "Annual Meeting") of Georgia Bancshares, Inc. (the "Company") will be held at Decatur Holiday Inn Select, 130 Clairemont Avenue, Decatur, Georgia 30030 on May 21, 1998, at 3:00 p.m. for the purpose of acting upon the following matters:

      1. To elect two members to the Board of Directors to serve three-year terms expiring in 2001 (Proposal 1).

      2. To approve the amendment of the Company's Articles of Incorporation to change the par value per share of the Company's Common Stock from $4.00 per share to $1.60 per share (Proposal
                2).

      3. To ratify the appointment of Porter Keadle Moore, LLP as independent certified public accountants for the Company for the fiscal year ending December 31, 1998 (Proposal 3).

      4. To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has set April 21, 1998, as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS AS MORE PARTICULARLY DESCRIBED IN THE ATTACHED PROXY STATEMENT.

YOUR PROXY IS IMPORTANT. WHETHER OR NOT A SHAREHOLDER PLANS TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MARKING THE PROPOSALS, SIGNING AND MAILING THE PROXY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE.


                                      By Order of the Board of Directors


                                      Ted A. Murphy
                                      President

                            Georgia Bancshares, Inc.
                          the bank holding company for
                            Community Bank of Georgia


                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                             To Be Held May 21, 1998



                          PROXY SOLICITATION AND VOTING

General

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Proxies from the shareholders of Georgia Bancshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting").

     The enclosed Proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his shares voted by Proxy, even if he attends the Annual Meeting. Any Proxy may be revoked by the person giving it at any time before its exercise, by notice to the Secretary of the Company, by submitting a Proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All shares represented by valid Proxies received pursuant to this solicitation and not revoked before their exercise, will be voted in the manner specified therein. If a Proxy is signed and no specification is made, the shares represented by the Proxy will be voted in favor of each of the Proposals described below and in accordance with the best judgment of the persons exercising the Proxy with respect to any other matters properly presented for action at the Annual Meeting.

     This Proxy Statement and the enclosed Proxy are being mailed to the Company's shareholders on or about May 6, 1998.

     The Company is a bank holding company organized in 1995 under the laws of the State of Georgia. The Company's subsidiary, Community Bank of Georgia (formerly known as DeKalb State Bank), commenced its commercial banking operations in Tucker, Georgia on August 5, 1991.

Record Date and Outstanding Shares

     The Board of Directors has set April 21, 1998, as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 584,228 shares of common stock of the Company issued and outstanding.

Quorum and Voting Rights

     A quorum for the Annual Meeting consists of the holders of the majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting, present in person or represented by Proxy.

          Each share of common stock of the Company is entitled to one vote on each matter to come before the Annual Meeting. All matters to be voted on at the Annual Meeting require the affirmative vote of a majority of the shares of the common stock of the Company present in person or represented by Proxy.

Solicitation of Proxies

     In addition to this solicitation by mail, the officers and employees of the Company and the Bank, without additional compensation, may solicit Proxies in favor of the Proposals, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians custodians and fiduciaries will be requested to forward Proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company.


                              ELECTION OF DIRECTORS
                                  (Proposal 1)

General

     The members of the Board of Directors of the Company are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class serving three-year terms and the shareholders of the Company electing one class annually. The Board of Directors of the Company presently consists of seven members who also serve as directors of the Bank. The members of the Board of Director s of the Bank are elected annually by the Company, acting as the sole shareholder of the Bank.

     The Board of Directors has nominated two persons for electio as directors of the Company to serve three-year terms which will expire at the 2001 Annual Meeting of Shareholders or until their successors are elected and qualified. The terms of the other five incumbent directors will continue as indicated below. All the nominees are presently directors of the Company.

     It is intended that each Proxy solicited on behalf of the Board of Directors will be voted only for the election of the designated nominees. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve, but if that should occur before the Annual Meeting, it is intended that the Proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE TWO NOMINEES NAMED BELOW.

Nominees for Three-Year Terms Expiring in 2001

     The following sets forth the name, age and principal occupation of the two nominees for election as directors to three-year terms.

Eugene L. Argo                      65               Eugene L. Argo is President of Stacy's Pharmacy, Inc.
                                                     He also serves as Vice President of Medical Therapies,
                                                     Inc.

Ted A. Murphy                       61               Ted A. Murphy is President  and Chief Executive Officer
                                                     of  Community  Bank of  Georgia.  Mr. Murphy  began his
                                                     banking career with  First National Bank of  Atlanta in
                                                     1954 and worked  in several  operational  areas  of the
                                                     bank.  In 1961,  he joined  The Citizens  and  Southern
                                                     National  Bank.  In 1969, Mr. Murphy  helped  establish
                                                     a new State Bank Charter in Clarkston, Georgia.

                                        2

                                                     (Citizens Bank of Clarkston, later Citizens DeKalb Bank).
                                                     He served Citizens DeKalb Bank in the capacity of President,
                                                     CEO and  Chairman  of the Board of  Directors   until  1986
                                                     when the bank was purchased by First Union.  After this
                                                     acquisition,   Mr.   Murphy served  First  Union in the
                                                     area of Branch Supervision.


Incumbent Directors Whose Terms Expire in 1999

Name                                Age              Principal Occupation
H. E. Norton                        66               H.E. Norton is President of Norco, Inc. and its
                                                     insurance agency subsidiaries.

Dr. Dean T. Teusaw                  57               Dr. Dean T. Teusaw is engaged in the practice of
                                                     dentistry.

Incumbent Directors Whose Terms Expire in 2000

Name                                Age              Principal Occupation


James L. Armstrong, Jr.             58               James L. Armstrong, Jr. is the owner of Jim Armstrong
                                                     Insurance Agency.

Thomas M. Carnes                    74               Thomas M. Carnes is retired and was formerly
                                                     Chairman of the Board of Carnes Bros., Inc., a
                                                     commercial carpet company.

Robert C. Pittard                   56               Robert C. Pittard is the President of Tucker Concrete
                                                     Company, Inc.


     All of the Company's directors (except Mr. Pittard who was appointed to the Board in November 1996) have served in such capacity since its inception in 1995. There are no arrangements or understandings between the Company and any person pursuant to which any of the above persons have been or will be elected a director. There are no family relations between any of the directors or executive officers of the Company or the Bank.

Meetings of the Board of Directors

     The Board of Directors of the Company had 4 meetings during the 1997 fiscal year. Each director of the Company attended at least 75% of the board meetings and committee meetings of which such director was a member. The Board of Directors of the Bank had 13 meetings during the 1998 fiscal year. Each director of the Bank attended at least 75% of the total number of board meetings of the Bank.

     The Board of Directors of the Company has a Stock Option Plan Committee. The Board of Directors of the Bank has an Executive Committee, Loan Committee, Compensation/Personnel Committee, Audit Committee and Investment Committee.

                                 BANK MANAGEMENT

     Ted A. Murphy has been the President and Chief Executive Officer of the Bank since its organization. Background information on Mr. Murphy is set forth above.

     Christian E. Menzel, age 49, joined the Bank in May of 1996 as Executive Vice President and Senior Lending Officer. From August 1991 until joining the Bank, he was Savannah City President for First Liberty Bank, Macon, Georgia. Mr. Menzel served as the Regional Credit Manager for National Bank of South Carolina from 1988 until 1991. Prior to that, he had senior commercial lending responsibilities with Mid-American Bank in Roeland Park, Kansas.

     David L. Edgar, age 35, joined the Bank in 1995 as Vice President and Chief Financial Officer. Mr. Edgar has been associated with the banking industry for approximately twelve years. The majority of his experience has been with the public accounting and consulting industry. Mr. Edgar served as Vice President-Management Advisory Services for Bricker & Melton, P.A. in Duluth, Georgia from December 1990 until August 1994. From August 1994 until his employment by Community Bank of Georgia, he served as Vice President and Chief Financial Officer of a local federally chartered credit union in Atlanta, Georgia.




                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

     The Company does not separately compensate any of its directors or executive officers. The following sets forth certain information concerning the compensation of the Bank's chief executive officer during fiscal years 1997, 1996 and 1995. No other executive officer received annual compensation in excess of $100,000.


                           Summary Compensation Table

                                                                                       Long Term
                                                                                      Compensation
                               Annual Compensation                                        Awards
                                                                                       Securities
Name and                                                            Other Annual       Underlying    All Other
Principal               Fiscal                                      Compensation       Options       Compensation
Position                Year        Salary ($)      Bonus ($)         ($)(1)               (#)(2)         ($)(3)

                        1997         $129,938       $37,201(4)      $     *               1,315      $ 6,497
Ted A. Murphy           1996         $118,125       $18,281         $     *                 815      $ 5,907
President and Chief     1995         $109,375       $15,000         $     *                 0        $     0
Executive Officer



(1) Compensation does not include any perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

(2) The Company granted 815 stock options to Mr. Murphy pursuant to the Company's Directors Stock Option Plan, all of which became exercisable in 1997. In addition, the Company granted 500 stock options to Mr. Murphy pursuant to the Company's Employee Stock Option Plan, all became exercisable in 1997.

(3) Mr. Murphy received a 5% employee compensation bonus from the Bank equal to $6,497 in 1997.

(4) Includes (a) 1996 Bank bonus of $17,719 paid in January 1997 and (b) 1997 Bank bonus of $19,491 paid in December 1997.

     The following table sets forth certain information concerning each grant(1) of stock options to purchase the Company's common stock made during the 1996 fiscal year to the executive officer named in the Summary Compensation Table:

                        Option Grants in Last Fiscal Year

                                    Individual Grants
                                   Number of         % of Total
                                   Securities        Options
                                   Underlying        Granted to          Exercise or Base
                                   Options           Employees in        Price                Expiration
       Name                        Granted (#)       Fiscal Year         ($/Sh)               Date

Ted A. Murphy                     1,315                    69%                (2)..             6/1/2006


(1) The Company granted 815 stock options to Mr. Murphy pursuant to the Company's Directors Stock Option Plan, all of which became exercisable in 1997. In addition, the Company granted 500 stock options to Mr. Murphy pursuant to the Company's Employee Incentive Stock Option Plan, all of which became exercisable in 1997.

(2) The exercise price of the 815 shares granted pursuant to the Company's Directors Stock Option Plan is $10.43 per share. The exercise price of the 500 shares granted pursuant to the Company's Employee Incentive Stock Option Plan is $12.50 per share.

     The following table sets forth certain information regarding the exercise of stock options in the 1997 fiscal year by the executive officer named in the Summary Compensation Table and the value of options held by such executive officer at the end of such fiscal year.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values


                                                                         Number of
                                                                         Securities
                                                                         Underlying
                                                                         Unexercised          Value of Unexercised
                                                                         Options at           In-the-Money Options
                                                                         FY-End (#)           at FY-End ($)

                                  Shares Acquired    Value Realized      Exercisable/         Exercisable/
             Name                 on Exercise (#)    ($)                 Unexercisable        Unexercisable(1)


Ted A. Murphy                            0                   0               2,130/0           $3,880/$0




(1) Market value of shares covered by in-the-money options, less option exercise price. Options are in the money if the market value of the shares covered thereby is greater than the option exercise price.

Employment Agreement

     Ted A. Murphy is the President and Chief Executive Officer of the Bank pursuant to an Employment Agreement. This agreement provides for a term of employment terminating on December 31, 2000, unless an extension thereto is agreed to by the parties. The agreement provides that Mr. Murphy may be terminated upon his death, disability or for "cause." Mr. Murphy may also be terminated without cause. If terminated without cause, Mr. Murphy would be entitled to receive severance compensation in the amount of his gross monthly compensation at the time of said termination for a period of 24 consecutive months or the remainder of the term of the Agreement whichever is greater. Medical and disability benefits for Mr. Murphy and his family would be continued during the 24-month period or the remainder of the term of the Agreement whichever is greater at no expense to Mr. Murphy. Mr. Murphy would also be entitled to receive severance compensation if a change of control of the Company occurs and his duties are occurs and his duties are changed in connection therewith so that he is no longer functioning as the Bank's Chief Executive Officer or he is no longer given the title of President and Chief Executive Officer.

     Under the Employment Agreement, Mr. Murphy will receive an annual base salary through December 31, 1998 in the amount of $138,400. His annual base salary will be increased by 5% for the year 1999 to $145,320 and by 5% for the year 2000 to $152,586. In addition to Mr. Murphy's annual base salary, Mr. Murphy will receive a performance bonus if certain targeted goals for the Bank's performance are met, in an amount equal to 10% to 20% of annual base salary. The Employment Agreement also provides for group health insurance for Mr. Murphy and his immediate family, an allowance for country club or dining memberships in an amount not to exceed $7,500 annually, a monthly car allowance (or in lieu thereof, use of a Bank-owned automobile), expenses for attendance at two trade association conventions and four weeks paid vacation.

Director Compensation

     The Company does not compensate any of its directors for their services as directors. The directors of the Bank receive $400.00 for each board meeting and $75.00 for each committee meeting.


                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the shares of common stock of the Company owned as of the record date (i) by each person who beneficially owns more than 5% of the shares of common stock of the Company,
(ii) by each of the Company's directors and (iii) by all directors and executive officers of the Company as a group.



                                                       Beneficial Ownership(2)
                                                              Number                      Percentage
       Name(1)                                              of Shares                      Ownership

         Eugene L. Argo(3)                                    54,340                           9.1%
         James L. Armstrong, Jr.                              26,546                           4.4
         Thomas M. Carnes(4)                                   9,551                           1.6
         Ted A. Murphy(5)                                     14,917                           2.5
         H. E. Norton(6)                                      21,630                           3.6
         Dr. Dean T. Teusaw(7)                                 7,910                           1.3
         Robert C. Pittard(8)                                    500                            *

         All directors and executive
         officers as a group (9 persons)                     135,394                          22.7%



* Percent share ownership is less than 1% of total shares outstanding.

(1) Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information as to beneficial ownership has been furnished by the respective persons listed in the above table.

(2) Based on 584,228 shares outstanding as of the record date plus 12,495 shares not outstanding but which are subject to options granting the holders thereof the right to acquire the shares within 60 days through the exercise of options.

(3) Includes 21,661 shares which are held of record by Mr. Argo's spouse and as to which he disclaims beneficial ownership and 1,630 shares representing unexercised options.

(4) Includes 1,540 shares which are held of record by Mr. Carnes' spouse and 1,630 shares representing unexercised options.

(5) Includes 4,787 shares which are held of record by Mr. Murphy's spouse and as to which he disclaims beneficial ownership and 2,130 shares representing unexercised options.

(6) Includes 10,000 shares which are held of record by Mr. Norton's spouse and 1,630 shares representing unexercised options.

(7) Includes (a) 100 shares which are held of record by Dr. Teusaw's spouse and as to which he disclaims beneficial ownership, (b) 200 shares held for Dr. Teusaw's minor children and as to which he disclaims beneficial ownership and (c) 1,630 shares representing unexercised options.

(8)      Includes 250 shares which are held of record by Mr. Pittard's spouse.


Reports of Beneficial Ownership

     Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own 10% or more of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and 10% or more stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, during the fiscal year ended December 31, 1997, the Company believes that all reports applicable to its officers, directors, and 10% or more stockholders were complied within timely fashion.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain executive officers and directors of the Company and the Bank, and principal shareholders of the Company and affiliates of such persons have, from time to time, engaged in banking transactions with the Bank and are expected to continue such relationships in the future. All loans or other extensions of credit made by the Bank to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties and were believed by management to not involve more than the normal risk of collectibility or to present other unfavorable features. As of December 31, 1997, indebtedness to the Bank of executive officers and directors of the Company and the Bank, and principal shareholders of the Company, including affiliates of such persons, amounted to $622,666 in the aggregate.

               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                  TO CHANGE PAR VALUE PER SHARE OF COMMON STOCK
                                  (Proposal 2)

     The Board of Directors of the Company adopted resolutions authorizing the officers of the Company to seek the listing of its common stock, $4.00 par value per share (the "Common Stock") on the Nasdaq SmallCap Market. The Board is of the view that such listing will enhance the liquidity of the Common Stock.

     The Nasdaq Stock Market imposes certain requirements for the initial listing of securities on the Nasdaq SmallCap Market. One of those requirements is that there be a minimum of 1,000,000 "publicly held" shares of the listed security (i.e., shares held by persons who are not directors, officers or owners of more than ten percent of a company's shares). The Company, with approximately 584,228 shares of Common Stock currently outstanding, does not meet this requirement. Accordingly, to satisfy this listing requirement the Board of Directors adopted resolutions authorizing a 5-for-2 split of the Common Stock. In the event the stock split is effected, the Company will have 1,460,570 shares of Common Stock outstanding, more than 1,000,000 of which will be "publicly held."

     In conjunction with the stock split, the Board of Directors authorized an amendment to Article III of the Articles of Incorporation of the Company to change the par value per share of the Common Stock from the present $4.00 per share to $1.60 per share. Such reduction in par value is proportionate to the increase in the number of shares of Common Stock resulting from the stock split. By implementing this proportionate change in the par value per share of Common Stock, the stated capital of the Common Stock (which is the product of the number of shares of Common Stock outstanding multiplied by the par value per share of the Common Stock), as reflected on the Company's balance sheet, will remain the same.

     While neither the application for listing on the Nasdaq SmallCap Market nor the stock split requires shareholder approval under Georgia Law or the Company's Articles of Incorporation, the amendment of the Articles of Incorporation to change the par value per share of the Common Stock does require such approval in accordance with the Articles of Incorporation. Specifically, an affirmative vote by the holders of the majority of the aggregate outstanding shares of Common Stock is necessary for the adoption of the proposed amendment.

     It should be noted that the Company can give no assurance, even if the proposed amendment to the Articles of Incorporation to change the par value per share of the Common Stock is adopted and the Company effects the 5-for 2 stock split, that the Company will be successful in its efforts to have the Common Stock listed on the Nasdaq SmallCap Market. Should the Common Stock not be accepted for listing on the Nasdaq Small Cap Market, the Company currently contemplates that it will not effect the stock split. In such case, the Company will not take the action required to give effect to the amendment to the Articles of Incorporation (i.e., filing of such amendment with the Office of the Secretary of State of the State of Georgia) and such amendment will be deemed to be null and void.

     In the event that the proposed amendment to the Articles of Incorporation is adopted and the Board of Directors determines to proceed with the stock split, the Company will provide to each holder of record of a stock certificate(s) evidencing ownership of shares of Common Stock instructions which will specify the procedure for effecting the surrender of such holder's stock certificates for stock certificates reflecting the effect of the stock split and the change in the par value per share of the Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE PAR VALUE PER SHARE OF THE COMPANY'S COMMON STOCK FROM $4.00 PER SHARE TO $1.60 PER SHARE.
                                         7

                         RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                  (Proposal 3)

     The Board of Directors has appointed the firm of Porter Keadle Moore, LLP to continue as it independent certified public accountants for the fiscal year ending December 31, 1998, subject to ratification by the Company's shareholders. A representative of the accounting firm is expected to be present at the Annual Meeting and will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF PORTER KEADLE MOORE, LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


                              SHAREHOLDER PROPOSALS

     Any shareholder proposal intended for inclusion in the Company's Proxy material for the 1999 Annual Meeting of Shareholders must be received at the principal offices of the Company not later than December 1, 1998.


                                  OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the Proposals referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.


                                  ANNUAL REPORT
     Copies of the 1997 Annual Report of Georgia Bancshares, Inc. are being mailed to all shareholders together with this Proxy Statement. Additional copies of the Annual Report and the Company's Form 10-KSB (including financial statement schedules) for the year-ended December 31, 1997, may be obtained from the Secretary, Georgia Bancshares, Inc., 3333 Lawrenceville Highway, Tucker, Georgia 30084.
                                        8